ASSETS HELD FOR SALE	3 Months Ended
Mar. 31, 2024
Assets Held For Sale
ASSETS HELD FOR SALE

NOTE 8. ASSETS HELD FOR SALE

On February 7, 2024, the Company closed the operation of the Saugerties store. The decision was based on management’s plan to maximize the profitability of the grocery segment. The Company transferred all operating assets and liabilities to other neighboring stores. The building, which is owned by the Company, has a net carrying value of approximately $544,000 and was put up for sale in February at its fair market value. The building was put up for sale in February 2024 and the carrying amount is lower than fair market value as of March 31, 2024. The Company has not incurred any cost to sell the building to date. The Company has classified the building as held for sale in accordance with ASC 360, “Property, Plant, and Equipment.” The building was previously classified as property, plant, and equipment (PP&E) and included in long-term assets.